                                                                   Exhibit 10.50


WARRANT NO.:__________

                                     WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED.


                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                           BIO-KEY INTERNATIONAL, INC.

           Void after 5:00 p.m. Eastern Standard Time on July 14, 2009

        This is to verify that, FOR VALUE RECEIVED, NOVEMBER GROUP LTD ("Holder") is entitled to purchase, subject to the terms and conditions hereof, from BIO-KEY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), 100,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), at any time during the period commencing at 9:00 a.m., Eastern Standard Time on July 15, 2004 (the "Commencement Date") and ending at 5:00 p.m. Eastern Standard Time on July 14, 2009 (the "Termination Date"), at an exercise price (the "Exercise Price") of $.97 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant (the "Warrant(s)") and the Exercise Price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below.

        The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as "Exercise Shares". The exercise price per share as from time to time in effect is referred to hereinafter as the "Exercise Price".

1. EXERCISE OF WARRANT; VESTING; ISSUANCE OF EXERCISE SHARES; TERMINATION.

         (a) EXERCISE OF WARRANT. Subject to compliance with the vesting provisions set forth in Section 1(b) hereof and the other provisions hereof, this Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock, payable in cash or by certified or official bank check, or by "cashless exercise", by means of tendering this Warrant Certificate to the Company to receive a number of shares of Common Stock having an aggregate Market Value

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equal to the difference between the aggregate Market Value of the shares of
Common Stock issuable upon exercise of this Warrant and the total cash Exercise Price thereof divided by the Market Value. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 1(a), "Market Value" shall be an amount equal to the average of the Current Market Value (as defined below) for the ten (10) trading days preceding the Company's receipt of the Notice of Exercise Form duly executed.

         In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant or Warrants of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased. The Company shall cancel Warrant Certificates surrendered upon exercise of Warrants.

         (b) VESTING. This Warrant shall vest in accordance with the following schedule: (i) Warrants to purchase 50,000 Exercise Shares shall vest on the Commencement Date; (ii) Warrants to purchase 25,000 Exercise Shares shall vest on July 15, 2005; and (iii) Warrants to purchase 25,000 Exercise Shares shall vest on July 15, 2006.

         (c) ISSUANCE OF EXERCISE SHARES: DELIVERY OF WARRANT CERTIFICATE. The Company shall, within ten (10) business days or as soon thereafter as is practicable of the exercise of this Warrant, issue in the name of and cause to be delivered to the Holder one or more certificates representing the Exercise Shares to which the Holder shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant.

         (d) EXERCISE SHARES FULLY PAID AND NON-ASSESSABLE. The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant Certificate will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created by the Company with respect to the issuance thereof.

         (e) RESERVATION OF EXERCISE SHARES. At the time of or before taking any action which would cause an adjustment pursuant to Section 6 hereof increasing the number of shares of capital stock constituting the Exercise Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company have remaining, after such adjustment, a number of shares of such capital stock unissued and unreserved for other purposes sufficient to permit the exercise of all the then outstanding Warrants of like tenor immediately after such adjustment; the Company will also from time to time take action to increase the authorized amount of its capital stock constituting the Exercise Shares if at any time the number of shares of capital stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of the Warrants then outstanding. The Company may but shall not be obligated to reserve and keep available, out of the aggregate of its authorized but unissued shares of capital stock, for the purpose of enabling it to satisfy any obligation to issue Exercise Shares upon exercise of Warrants, through the Termination Date, the number of Exercise Shares deliverable upon the full exercise of this Warrant and all other Warrants of like tenor then outstanding.

         At the time of or before taking any action which would cause an adjustment pursuant to Section 6 hereof, reducing the Exercise Price below the then par value (if any) of the Exercise Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order to assure that the par value per share of the Exercise Shares is at all times equal to or less than the Exercise Price per share and so that the Company may validly and legally issue fully paid and non-assessable Exercise Shares at the Exercise Price, as so adjusted; the Company will also from time to time take such action if at any time the Exercise Price is below the then par value of the Exercise Shares.

         (f) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates which evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this subsection (f), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Value of the Exercise Share on the last business day prior to the date on which this Warrant is exercised. For purposes hereof, the "Current Market Value" for any day shall be determined as follows:

             (i) if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

             (ii) if the Exercise Shares are listed or traded on a national securities exchange, the NASDAQ National Market System or NASDAQ Small Cap Market, the closing price on the principal national securities exchange on which they are so listed or traded, on the NASDAQ National Market System or the NASDAQ Small Cap Market, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this clause
(ii) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or

             (iii) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

         (g) TERMINATION OF SERVICES. In the event that (i) Holder shall terminate that certain Advisory Services Agreement dated on or about the Commencement Date by and between

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Holder and the Company (the "Advisory Agreement") prior to July 15, 2005; or
(ii) the Company shall terminate the Advisory Agreement pursuant to section 5 thereof, all Warrants to which Holder is then entitled to exercise may be exercised only within ninety (90) days after such termination of the Advisory Agreement and prior to the Termination Date. Notwithstanding the foregoing, in the event that any termination of the Advisory Agreement by the Company shall be for breach of Section 7 or 8 of the Advisory Agreement, then this Warrant shall forthwith terminate. This Warrant may not be exercised for more Exercise Shares (subject to adjustment as provided in Section 6 hereof) after the termination of the Advisory Agreement for the reasons set forth in Sections 1(g)(i) or (ii) above, as the case may be, than the Holder was entitled to purchase thereunder at the time of such termination of the Advisory Agreement.

2. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3. MUTILATED OR MISSING WARRANT CERTIFICATES. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate or Warrant Certificates of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity or bond, if requested, also satisfactory to them and (ii) in the case of mutilation, upon surrender of the mutilated Warrant. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4. RIGHTS OF HOLDER. The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5. REGISTRATION OF TRANSFERS AND EXCHANGES. The Warrant shall be transferable, subject to the provisions of Section 7 hereof, only upon the books of the Company, if any, to be maintained by it for that purpose, upon surrender of the Warrant Certificate to the Company at its principal office accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed by the Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. In all cases of transfer by an attorney, the original letter of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee named in such instrument of transfer, and the surrendered Warrant Certificate shall be canceled by the Company.

         Any Warrant Certificate may be exchanged, at the option of the Holder thereof and without change, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Exercise Shares as the Warrant Certificate surrendered for exchange or transfer, and the Warrant Certificate so surrendered shall be canceled by the Company or transfer agent, as the case may be.

6. ADJUSTMENT OF EXERCISE SHARES AND EXERCISE PRICE. The Exercise Price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

         (a) In case of any consolidation or merger of the Company with another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change--other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination--of outstanding Common Stock issuable upon such exercise), the rights of the Holder of this Warrant shall be adjusted in the manner described below:

             (i) In the event that the Company is the surviving corporation or is merged with and into a wholly owned subsidiary of the Company, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that the Holder of this Warrant, upon the exercise thereof, shall procure, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation or merger by the holder of each share of Common Stock, had exercise of this Warrant occurred immediately prior to such consolidation or merger. This Warrant (as adjusted) shall be deemed to provide for further adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this clause (i) shall similarly apply to successive consolidations and mergers.

             (ii) In the event that the Company is not the surviving corporation, Holder shall be given at least fifteen (15) days prior written notice of such transaction and shall be permitted to exercise this Warrant, to the extent it is exercisable as of the date of such notice, during this fifteen
(15) day period. Upon expiration of such fifteen (15) day period, this Warrant and all of Holder's rights hereunder shall terminate.

         (b) If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

         (c) In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $1.00 per share, the adjusted Exercise Price immediately after such event would be $0.50 per share. Such adjustment shall be made successively whenever any event listed above shall occur. Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to this subsection, the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

         (d) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least ten cents ($0.10) in such price; provided, however, that any adjustments which by reason of this subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         (e) In the event that at any time, as a result of an adjustment made pursuant to subsection (a), (b) or (c) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b) and (c), above.

         (f) Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

         (g) Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 6, the Company shall forthwith file in the custody of its Secretary or an

Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder.

7. RESTRICTIONS ON TRANSFERABILITY: RESTRICTIVE LEGEND. Neither this Warrant nor the Exercise Shares shall be transferable except in accordance with the provisions of this Paragraph.

         (a) RESTRICTIONS ON TRANSFER; INDEMNIFICATION. Neither this Warrant nor any Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company. The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising from the disposition of this Warrant or any Exercise Share held by such holder or any interest therein in violation of the provisions of this Section 7.

         (b) RESTRICTIVE LEGENDS. Unless and until otherwise permitted by this
Section 7, this Warrant Certificate, each Warrant Certificate issued to the Holder or to any transferee or assignee of this Warrant Certificate, and each Certificate representing Exercise Shares issued upon exercise of this Warrant or to any transferee of the person to whom the Exercise Shares were issued, shall bear a legend setting forth the requirements of subsection (a) of this Section 7, together with such other legend or legends as may otherwise be deemed necessary or appropriate by counsel to the Company.

         (c) REMOVAL OF LEGEND. The Company shall, at the request of any registered holder of a Warrant or Exercise Share, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legend required by subsection (b) if, in the opinion of counsel to the Company, such restrictive legend is no longer necessary.

8. NOTICES. All notices or other communications under this Warrant Certificate shall be in writing and shall be deemed to have been given on the day of delivery if delivered by hand, on the fifth day after deposit in the mail if mailed by certified mail, postage prepaid, return receipt requested, or on the next business day after mailing if sent by a nationally recognized overnight courier such as federal express, addressed as follows:

                 If to the Company:

                         BIO-key International, Inc.
                         1285 Corporate Center Drive
                         Suite 175
                         Eagan, MN 55121
                         Attention: Chief Executive Officer

                         With a Copy to:

                         Duane Morris LLP
                         51 Haddonfield Road
                         Suite 340
                         Cherry Hill, NJ 08002-4810
                         Attention: Vincent A. Vietti, Esquire

                 and to Holder:

                         November Group LLC 137 Charles Street
                         Annapolis, MD 21401
                         Attention:  Howard Safir

        Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 8.

9. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Warrant without the approval of Holder in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder.

10. SUCCESSORS AND ASSIGNS. This Warrant shall inure to the benefit of and be binding on the respective successors, permitted assigns and legal representatives of the Holder and the Company.

11. SEVERABILITY. If for any reason any provision, paragraph or terms of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

12. GOVERNING LAW. The corporate law of the state of incorporation of the Company shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, interpretation and enforceability of this Warrant shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

13. HEADINGS. Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the 15th day of July, 2004.



                                      BIO-key International, Inc.


                                      By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                                   APPENDIX A
                          NOTICE OF EXERCISE OF WARRANT

         1. The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated July 15, 2004, to purchase _________ shares of the Common Stock, par value $0.01 per share, of BIO-key International, Inc. and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

         2. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws

         3. Please deliver the stock certificate to:



Dated: ____________________________________

By: _______________________________________


___   CASH: $_______________________________________

___   CASHLESS EXERCISE


AGGREGATE MARKET VALUE OF ______ SHARES                       $____________

AGGREGATE CASH EXERCISE PRICE OF ________ SHARES              $____________

      DIFFERENCE IN MARKET VALUE (DIFFERENCE IN               $____________
      MARKET VALUE DIVIDED BY THE MARKET PRICE):

      NUMBER OF SHARES ISSUABLE                                ============